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                                 AMENDMENT NO.1
                                       TO
                          EXECUTIVE DEFERRED BONUS PLAN
                                       OF
                              UNITED NATIONAL BANK

          WHEREAS, United National Bank (the "Bank") adopted the Executive Deferred Bonus Plan ("Bonus Plan") for the benefit of certain of its senior executives;

          WHEREAS, the Bank wishes to make certain modifications to the Bonus Plan to reflect its intent regarding the design of the Bonus Plan;

          WHEREAS, the executives who have been selected to participate in the Bonus Plan have consented to the modifications to the Bonus Plan as evidenced by their signatures on the attached Schedule A;

          NOW THEREFORE, BE IT RESOLVED, that the Bonus Plan is hereby amended as follows:

          1. Section 1.13 of the Bonus Plan shall be amended to read as follows:

          "1.13 "Elective Bonus Contribution" shall refer to any bookkeeping entry required to record an Executive's annual pre-tax deferral of up to One Hundred Percent (100%) of his bonus compensation which shall be made in accordance with the Executive's Joinder Agreement."

          2.   Section IV of the Bonus Plan shall be amended to read as follows:

                                   SECTION IV
                          ADJUSTMENT OF DEFERRAL AMOUNT

          "Deferral of the specific amount of bonus compensation designated in the Executive's Joinder Agreement shall continue in effect pursuant to the terms of this Plan unless and until the Executive amends his Joinder Agreement by filing with the Administrator a Notice of Adjustment of Deferral Amount (Exhibit B of the Joinder Agreement). A Notice of Adjustment of Deferral Amount shall be effective if filed with the Administrator no later than December 31st during the Executive's Deferral Period. Such Notice of Adjustment of Deferral Amount shall be effective following its filing and shall be applicable only to bonus compensation not yet awarded to the Executive.





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          IN WITNESS WHEREOF, the Bank by its duly authorized officer, has caused this Amendment No.1 to the Bonus Plan to be executed on the day and date first above written.

ATTEST:                                 UNITED NATIONAL BANK


/s/ Ralph L. Straw, Jr.                 By:    /s/ Thomas C. Gregor
-------------------------------             ------------------------------------
Cashier                                 Title: Chairman, President & CEO





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                                   Schedule A

          I have read and consent to Amendment No. 1 to the Executive Deferred bonus Plan.


/s/ Thomas C. Gregor
-------------------------------
Thomas C. Gregor


/s/ Donald W. Malwitz
-------------------------------
Donald W. Malwitz


/s/ Warren R. Gerleit
-------------------------------
Warren R. Gerleit


/s/ John J. Cannon
-------------------------------
John J. Cannon


/s/ Joanne F. Herb
-------------------------------
Joanne F. Herb


/s/ Ralph L. Straw, Jr.
-------------------------------
Ralph L. Straw, Jr.


/s/ A. Richard Abrahamian
-------------------------------
A. Richard Abrahamian


/s/ Raymond C. Kenwell
-------------------------------
Raymond C. Kenwell


/s/ Charles E. Nunn, Jr.
-------------------------------
Charles E. Nunn, Jr.


/s/ Donald E. Reinhard
-------------------------------
Donald E. Reinhard